UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Flywheel Acquisition

On January 6, 2020, Town Sports International, LLC (“TSI”), a wholly owned subsidiary of Town Sports International Holdings, Inc. (the “Company”), entered into an asset purchase agreement (the “Purchase Agreement”) with Flywheel Sports, Inc., Flywheel Buckhead LLC, Flywheel Astor Place LLC, Flywheel CCDC, LLC, Flywheel Park Avenue LLC, Flywheel Williamsburg LLC, Flywheel San Francisco, LLC, Flywheel Denver Union Station, LLC and Flywheel 415 Greenwich LLC (collectively, the “Sellers”). Pursuant to the Purchase Agreement, TSI has agreed to purchase substantially all of the assets of the Flywheel studio business of the Sellers and assume certain liabilities of the Sellers relating to such studio business (the “Acquisition”). As consideration for the Acquisition, TSI will issue a promissory note to the Sellers in the principal amount of $25 million (the “Seller Note”).

The Acquisition is subject to a number of closing conditions that must be satisfied prior to the closing date of the Acquisition, as detailed in the Purchase Agreement, which include, among other things, (i) the refinancing of TSI’s existing senior secured credit facility on terms and condition satisfactory to TSI in its sole discretion and to Kennedy Lewis Investment Management, LLC (“KLIM”), and (ii) the consummation of the Second Lien Facility (as defined below) with KLIM. In addition, the Purchase Agreement contains certain termination rights of TSI and of the Sellers, including, among others, TSI’s right to terminate for any reason on or before the fifteenth business day following TSI’s receipt of all schedules of the Sellers required under the Purchase Agreement. The Purchase Agreement also contains customary representations, warranties, covenants and indemnifications by the Sellers and TSI as well as other customary provisions for a transaction of this nature.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. We have included the Purchase Agreement to provide investors and stockholders with information regarding its terms, but not to provide any other factual information about the Company, TSI or any of the Sellers. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure schedules.

Second Lien Secured Term Loan Commitment Letter

On January 6, 2020, the Company entered into a commitment letter (the “Commitment Letter”) pursuant to which KLIM has committed to provide, subject to the terms and conditions set forth in the Commitment Letter, a second lien secured term loan in an aggregate principal amount of $50 million (the “Second Lien Facility”), $25 million of which will be funded by KLIM in cash (the “Cash Commitment”) and $25 million of which will be a conversion of the Seller Note. The proceeds of the Cash Commitment will be used, in part, to repay existing indebtedness of the Company. The Second Lien Facility is subject to the consummation of the Acquisition and other customary closing conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On January 6, 2020, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated January 6, 2020, among Town Sports International, LLC and Flywheel Sports, Inc., Flywheel Buckhead LLC, Flywheel Astor Place LLC, Flywheel CCDC, LLC, Flywheel Park Avenue LLC, Flywheel Williamsburg LLC, Flywheel San Francisco, LLC, Flywheel Denver Union Station, LLC and Flywheel 415 Greenwich LLC.*
10.1	$50,000,000 Second Lien Secured Term Loan Commitment Letter, dated January 6, 2020, between Town Sports International Holdings, Inc. and Kennedy Lewis Investment Management LLC.
99.1	Press Release, dated January 6, 2020.

* We have omitted certain schedules and exhibits to this agreement in accordance with Item 601(b)(2) of Regulation S-K, and we will supplementally furnish a copy of any omitted schedule and/or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date:	January 6, 2020	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated January 6, 2020, among Town Sports International, LLC and Flywheel Sports, Inc., Flywheel Buckhead LLC, Flywheel Astor Place LLC, Flywheel CCDC, LLC, Flywheel Park Avenue LLC, Flywheel Williamsburg LLC, Flywheel San Francisco, LLC, Flywheel Denver Union Station, LLC and Flywheel 415 Greenwich LLC.*
10.1	$50,000,000 Second Lien Secured Term Loan Commitment Letter, dated January 6, 2020, between Town Sports International Holdings, Inc. and Kennedy Lewis Investment Management LLC.
99.1	Press Release, dated January 6, 2020.

* We have omitted certain schedules and exhibits to this agreement in accordance with Item 601(b)(2) of Regulation S-K, and we will supplementally furnish a copy of any omitted schedule and/or exhibit to the Securities and Exchange Commission upon request.